EXHIBIT 99



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Track Data Corporation on Form 10-Q for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Barry Hertz, Chief Executive Officer of the Company and Martin Kaye, Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/
                                     ---------------------------------
                                          Barry Hertz
                                          Chief Executive Officer
                                          May 13, 2003


                                           /s/
                                     ---------------------------------
                                          Martin Kaye
                                          Chief Financial Officer
                                          May 13, 2003